MEMORANDUM OF CHANGES

                      VAN KAMPEN UNIT TRUSTS, SERIES 1134


   The Prospectus filed with Amendment No. 1 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 1134 on August 19, 2011. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

     Front Cover Page. The date of the Prospectus has been inserted and the preliminary prospectus disclosure has been removed.

     Alternatives Allocation Portfolio - Principal Investment Strategy. In the seventh paragraph of this section, the percentage of funds in the portfolio that are classified as "non-diversified" under the 1940 Act has been provided.

     The "Fee Table," "Example," and "Essential Information" sections have been completed.

     The "Portfolio" page and notes thereto have been finalized.

     The "Report of Independent Registered Public Accounting Firm" page has been completed.

     The "Statement of Condition" page has been finalized.

     The "Public Offering--Sponsor Compensation" section has been revised to update the disclosure regarding the Sponsor's affiliation to the investment advisor of certain of the Portfolio's underlying funds.

     The "Portfolio Administration--Sponsor" section in the Prospectus and the "Sponsor Information" section in the Information Supplement have each been updated to reflect updated information regarding the Sponsor.

     Back Cover Page. The date of the Prospectus has been inserted and the table of contents has been updated.